UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

AEMETIS, INC.
(Exact name of registrant as specified in its charter)

______________

Delaware	001-36475	26-1407544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20400 Stevens Creek Blvd., Suite 700
Cupertino, California 95014
(Address of Principal Executive Office) (Zip Code)

(408) 213-0940
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Title of class of registered securities Common Stock, par value $0.001 per share	Ticker Symbol AMTX	Name of exchange on which registered NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to the Amended and Restated Aemetis Keyes Grain Procurement and Working Capital Agreement

On May 25, 2023, Aemetis Advanced Fuels Keyes, Inc., a Delaware corporation (“Aemetis Keyes”) and a wholly owned subsidiary of Aemetis. Inc., a Delaware corporation, and J.D. Heiskell Holdings, LLC, a California limited liability company (“Heiskell”, and together with Aemetis Keyes, the “Parties”), executed a Second Amendment (the “Second Procurement Agreement Amendment”) to that certain Amended and Restated Aemetis Keyes Grain Procurement and Working Capital Agreement dated as of May 13, 2020 (as amended and/or restated from time to time, the “Procurement Agreement”). Capitalized terms used but not defined herein have the meanings given to them in the Second Procurement Agreement Amendment.

Pursuant to the Second Procurement Agreement Amendment Aemetis Keyes agreed to pay to Heiskell, in addition to all other payments owed to Heiskell, the sum of the equivalent of four days of Grain payable in daily equal installments over one hundred twenty days (120) days or September 30th, 2023, whichever is sooner, commencing five (5) days after the Re-Start.

Aemetis Keyes also agreed to pay, in addition to all other payments owed to Heiskell, twenty thousand dollars ($20,000.00) each day to build up an aggregate cash deposit amount of one million five hundred thousand dollars ($1,500,000.00) (the “Cash Deposit”). The Cash Deposit is intended to cover Grain purchased from Heiskell by Aemetis Keyes over weekends or three-day holidays but shall not be applied to any balance owed to Heiskell by Aemetis Keyes, unless an Event of Default occurs under the Procurement Agreement or any Related Agreements, or if any Related Agreements are terminated.

In connection with the entry into the Second Procurement Agreement Amendment, Aemetis Keyes delivered to Heiskell warrants to purchase one hundred thousand (100,000) shares of the common stock of Aemetis, Inc., par value $0.001 per share (“Aemetis Common Shares”), exercisable at a price of $2.50 per share with a term of ten years (the “Heiskell Warrants”).

Neither the Heiskell Warrants nor the Aemetis Common Shares issuable upon the exercise of the Heiskell Warrants (the “Warrant Shares”) are registered under the Securities Act of 1933, as amended (the “Securities Act”). The Heiskell Warrants and the Warrant Shares were issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act.

The foregoing description of the Second Procurement Agreement Amendment is qualified in its entirety by reference to the Second Procurement Agreement Amendment attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Second Amendment to the Amended and Restated Heiskell Purchasing Agreement

On May 25, 2023, Aemetis Keyes and Heiskell executed a Second Amendment (“Second Purchasing Agreement Amendment”) to that certain Amended and Restated Heiskell Purchasing Agreement dated May 16, 2013. The Second Purchasing Agreement Amendment includes, among other things, Heiskell’s obligation to purchase and market ethanol produced at the Keyes plant.

Pursuant to the Second Purchasing Agreement Amendment, Aemetis Keyes agreed to grant Heiskell exclusive rights to purchase wet distiller grains, condensed distillers solubles, corn oil, and ethanol produced from the Keyes plant. Additionally, Heiskell agreed to sell all ethanol produced by Aemetis Keyes to certain designated purchasers and pay to Aemetis Keyes the same price as it receives from such designated purchasers for such ethanol.

The foregoing description of the Second Purchasing Agreement Amendment is qualified in its entirety by reference to the Second Purchasing Agreement Amendment attached hereto as Exhibit 10.2, which is incorporated herein by reference.

Second Amendment to the Keyes Ethanol and Corn Tank Lease

In connection with the entry into the Second Procurement Agreement Amendment and the Second Purchase Agreement Amendment, on May 25, 2023, Aemetis Keyes and Heiskell executed a Second Amendment (the “Second Lease Amendment”) to that certain Keyes Ethanol and Corn Tank Lease dated March 9, 2011, amended by that certain First Amendment dated May 13, 2020.

Pursuant to the Second Lease Amendment, Aemetis Keyes agreed to lease certain additional tanks located at the Keyes plan to Heiskell for an annual rent of ten dollars ($10.00) per year.

The foregoing description of the Second Lease Amendment is qualified in its entirety by reference to the Second Lease Amendment attached hereto as Exhibit 10.3, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 above related to the Heiskell Warrants and the Warrant Shares is incorporated herein by reference into this Item 3.02.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of the Exhibit

10.1
 Second Amendment to the Amended and Restated Aemetis Keyes Grain Procurement and Working Capital Agreement, dated as of May 25, 2023, by and between Aemetis Advanced Fuels Keyes, Inc. and J.D. Heiskell Holdings LLC

10.2	Second Amendment to the Amended and Restated Heiskell Purchasing Agreement, dated as of May 25, 2023, by and between Aemetis Advanced Fuels Keyes, Inc. and J.D. Heiskell Holdings, LLC
10.3	Second Amendment to the Keyes Ethanol and Corn Tank Lease, dated as of May 25, 2023, by and between Aemetis Advanced Fuel Keyes, Inc. and J.D. Heiskell Holdings, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Aemetis, Inc.

May 26, 2023	By:	/s/ Eric A. McAfee
Eric A. McAfee
Chief Executive Officer